HERSHEY

2024 Annual Stockholder Meeting

May 6, 2024

Michele Buck

Chairman of the Board
President & Chief Executive Officer

Today's Agenda

- Welcome
- Items of Business
- Business Review
- Question and Answer
- Voting Results

Today's Agenda

- Welcome
- Items of Business
- Business Review
- Question and Answer
- Voting Results

Items of Business

Election of Directors

Ratification of Appointment of Independent Auditors

Advise on Named Executive Officer Compensation

Stockholder Proposals

Voting

Election of Directors

Victor Crawford
Robert Dutkowsky
Mary Kay Haben
Diane Koken
Maria Kraus
Robert Malcolm
Kevin Ozan
Anthony Palmer
Juan Perez
Cordel Robbin-Coker
Michele Buck

The Board recommends a vote FOR each of the director nominees

Ratification of Appointment of Independent Auditors

The Board recommends a vote **FOR** ratification of the appointment of ERNST & YOUNG LLP as independent auditors for the fiscal year ending December 31, 2024

Advise on Named Executive Officer Compensation

The Board recommends a vote **FOR** approval, on a non-binding advisory basis, of the Company's named executive officer compensation

Stockholder Proposal:

Public Report on Living Wage & Income

The Board recommends a vote **AGAINST** the stockholder proposal

Courtney Wicks

Investor Advocates for Social Justice

Stockholder Proposal:

Public Report on Packaging Reuse & Recycling

The Board recommends a vote **AGAINST** the stockholder proposal

Kelly McBee

As You Sow

Items of Business

Election of Directors

Ratification of Appointment of Independent Auditors

Advise on Named Executive Officer Compensation

Stockholder Proposals

Voting

Today's Agenda

Welcome

Items of Business

Business Review

Question and Answer

Voting Results

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Many of these forward-looking statements can be identified by the use of words such as "anticipate," "assume," "believe," "continue," "estimate," "expect," "forecast," "future," "intend," "plan," "potential," "predict," "project," "strategy," "target" and similar terms, and future or conditional tense verbs like "could," "may," "might," "should," "will" and "would," among others. These statements are made based upon current expectations that are subject to risk and uncertainty. Because actual results may differ materially from those contained in the forward-looking statements, you should not place undue reliance on the forward-looking statements when deciding whether to buy, sell or hold the Company's securities. Factors that could cause results to differ materially include, but are not limited to: disruptions or inefficiencies in our supply chain due to the loss or disruption of essential manufacturing or supply elements or other factors; issues or concerns related to the quality and safety of our products, ingredients or packaging, human and workplace rights, and other environmental, social or governance matters; changes in raw material and other costs, along with the availability of adequate supplies of raw materials and the Company's ability to successfully hedge against volatility in raw material pricing; the Company's ability to successfully execute business continuity plans to address changes in consumer preferences and the broader economic and operating environment; selling price increases, including volume declines associated with pricing elasticity; market demand for our new and existing products; increased marketplace competition; failure to successfully execute and integrate acquisitions, divestitures and joint ventures; changes in governmental laws and regulations, including taxes; political, economic, and/or financial market conditions, including with respect to inflation, rising interest rates, slower growth or recession, and other events beyond our control such as the impacts on the business arising from the conflict between Russia and Ukraine; risks and uncertainties related to our international operations; disruptions, failures or security breaches of our information technology infrastructure and that of our customers and partners (including our suppliers); our ability to hire, engage and retain a talented global workforce, our ability to realize expected cost savings and operating efficiencies associated with strategic initiatives or restructuring programs; complications with the design, implementation or usage of our new enterprise resource planning system, including the ability to support post-implementation efforts and maintain enhancements, new features or modifications; and such other matters as discussed in our Annual Report on Form 10-K for the year ended December 31, 2023 and from time to time in our other filings with the U.S. Securities and Exchange Commission. All information in this presentation is as of May 6, 2024. The company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the company's expectations.

Key Takeaways

We have created a stronger and more diversified business

We participate in resilient categories and invest in our brands and capabilities to support long-term growth

---

We are balancing the needs of near-term business with our long-term vision and aspirations

Long Track Record of Delivering Strong Results

Over the last 10 Years[1] ...

Average Organic Revenue Growth
+3.7%

Average Operating Income Growth
+7%

Average Adjusted EPS
+10%

Average Free Cash Flow[2]
+11%

Annualized TSR[3]
+14% vs. Food +9%

Source: 1. Company Financials and Information 2014-23. 2: Bloomberg Finance L.P., Free Cash Flow defined as CFO minus Capex. 3: Bloomberg Finance L.P. Annualized 10-Year TSR.
See appendix for GAAP/Non-GAAP reconciliations.

Today we have a more diversified portfolio

Two Salty Snacks Entering Our Top Ten Brands

2023 Retail Sales[1]

1	2	3	4	5	6	7	8	9	10
Reese's	Hershey's	KitKat	Ice Breakers	Kisses	SkinnyPop Popcorn	Twizzlers	Cadbury	Dot's Homestyle Pretzels	Jolly Rancher
$3.1B	$2.4B	$715M	$710M	$580M	**$500M**	$390M	$385M	**$360M**	$340M

5-Year CAGR[2]: **+6.8%**

$860M+ retail sales



Kisses
HERSHEY'S
Reese's
BROOKSIDE
York
barkTHINS
LILY'S
SKINNY POP POPCORN
SKINNY POP Kettle Corn
Dot's Homestyle Pretzels
PIRATE'S BOOTY
HEATH
Twizzlers
Almond Joy
PAYDAY
ONE
KitKat

Crossing Consumer Need States

Source: **1.** Circana Calendar Year w/e 12/31/23. **2.** Circana 5-Year CAGR from 01/06/19 to 12/31/23.

North America Salty Snacks Segment
Is now a Scaled, Integrated Unit

HERSHEY

Dot's Homestyle Pretzels | SkinnyPop Popcorn | Pirate's Booty | Pretzels Inc

Integrated Supply Chain + Unified Digital Infrastructure → Unlock Growth Opportunities

Our New Digital Infrastructure and CTO

are an important foundation for us to build upon



Deepak Bhatia

Chief Technology Officer

S/4HANA **Enhanced Integration and Visibility**

Greater Automation

Embedding Tech Teams into Operations

Augmenting with Artificial Intelligence

North America Confectionery



JOLLY rancher GUMMIES
original flavors
HERSHEY'S
Reese's

North America Salty Snacks



SKINNY POP
POPCORN
PIRATE'S BOOTY
Aged White Cheddar
Dot's Homestyle Pretzels
ORIGINAL SEASONED
PRETZEL TWISTS

International



₹50
HERSHEY'S KISSES
Reese's
pieces

North America Confectionery


JOLLY rancher GUMMIES
original flavors
HERSHEY'S
CHOCOLATE
Reese's

North America Salty Snacks


SKINNY POP
POPCORN
PIRATE'S BOOTY
Aged White Cheddar
Dot's Homestyle Pretzels
ORIGINAL SEASONED

International


KISSES
Reese's
PIECES

Great Categories, Great Brands, Stable Long-Term Growth

Consistent Positive Chocolate Segment Growth


$26B
+4%
CAGR
$15B
'09
'23

CMG Category Strengths

- Expandable Consumption
- High Frequency
- Impulsive


New!
JOLLY rancher GUMMIES
SOURS
Twizzlers
TWISTS
STRAWBERRY
ICE CUBES
HERSHEY'S
milk chocolate
Reese's

Source: Euromonitor Retail Sales Value 2009-23.

Key Focus Areas

North America Confectionery

1. Lead with *Reese's*
2. Win in Store
3. Accelerate Sweets



Launching New Business Models

Iconic Personalities & Hershey Capabilities

North America Confectionery


JOLLY rancher GUMMIES
HERSHEY'S
Reese's


SKINNY POP
POPCORN
PIRATE'S BOOTY
Aged White Cheddar
Dot's Homestyle Pretzels
ORIGINAL SEASONED
PRETZEL TWISTS

North America Salty Snacks

International


KISSES
Reese's
PIECES

Growing Leadership in Key Subcategories


5-Year CAGR[1]
9.5%
8.3%
7.4%
6.6%
RTE Popcorn
Pretzels
Total Snacking
Edibles

Brands are Scaled, Integrated and Primed to Lead

SKINNYPOP POPCORN

#2
in RTE Popcorn[2]

+12.5%
5-Yr Retail Sales CAGR[1]

Dot's Homestyle Pretzels

#2
in Pretzels[2]

+65.4%
5-Yr Retail Sales CAGR[1]

Source: **1.** Circana, Retail Sales 5-Year CAGR from 01/06/19 to 12/31/23. **2.** Circana, Dollar Share Calendar Year w/e 12/31/23.

Key Focus Areas

North America Salty Snacks


PURE POPPED PERFECTION
39 CALORIES PER CUP
NON GMO
PIRATE'S BOOTY
Aged White Cheddar
authentic
Dot's Homestyle Pretzels
ORIGINAL SEASONED
PRETZEL TWISTS
Small Town Recipe, BIG Time Flavor
NET WT. 5 OZ. (142g)

1 Increase Distribution

2 Build Brand Awareness

3 New Pack Sizes to Meet Different Consumer Needs

Sweet & Salty

Joint Merchandising

One-stop shop for all of our consumers' snacking needs

Maximize display velocities with even more scale brands


Sweet & salty
HERSHEY'S
Reese's
KitKat
Kisses
Rolo
SKINNY POP
Dot's Pretzels

North America Confectionery



JOLLY rancher GUMMIES
HERSHEY'S
Reese's

North America Salty Snacks



SKINNY POP
POPCORN
PIRATE'S BOOTY
Dot's Homestyle Pretzels

International



₹50
HERSHEY'S
KISSES
Reese's
Pieces

Disciplined Model for Growth

High Growth Markets

Chocolate Category Retail Value Growth[1]



2013 - 23
2023 - 26E
10%
11%
6%
11%
11%
9%
0%
4%
India
Brazil
Mexico
W. Europe

Revenue Growth

+6% '19-'23 CAGR[2]

Profit

+31% '19-'23 CAGR[2]

Source: **1.** Euromonitor, Nominal RSV. **2.** Company Financials and Information.

Key Focus Areas

International


TRY NOW AT
₹50
HERSHEY'S
KISSES
milk chocolate
irresistible creamy milk chocolate
PELON PELO RICO
Reese's
pieces
PEANUT BUTTER CANDY IN A CRUNCHY SHELL
NET WT 9.9 OZ (280 g)

1. Build on *Reese's* Success
2. Advance Hershey's Global Appeal
3. Lead Spicy in Mexico

On-trend Categories

Incremental Occasions


PURE POPPED PERFECTION
SKINNY POP
POPCORN
39 CALORIES PER CUP
NON GMO
NO ARTIFICIAL INGREDIENTS
GLUTEN FREE
NET WT 14 OZ (397g)
LILY'S
ORIGINAL DARK CHOCOLATE
CRISPY RICE DARK CHOCOLATE
PIRATE'S BOOTY
Aged White C
Dot's Homestyle Pretz
ORIGIN SEASON
PRETZEL

Scale Brands

Strong Gross Margins

M&A

To Accelerate Growth

Long-Term Outlook

2-4%
Net Sales Growth

6-8%
Adj. EPS Growth

- Robust innovation pipeline
- Optimized price pack architecture
- Organization evolution to fuel growth
- Technology investments to drive commercial growth
- Continued capability investment and evolution

HERSHEY

No Change to Our Key Financial Philosophies

Over time, we strive to:

Commercial

- Balance price and volume growth
- Price to cover input cost inflation
- Increase productivity to offset supply chain inflation
- Maintain / increase commercial investment

Capital

- Grow dividend in line with earnings
- Disciplined capital spending
- Net leverage ratio of 1.5 – 2.0x

Capital Deployment Priorities

Strong Cash Flow Enables Reinvestment and Shareholder Value Creation

$7B
3-Year Operating Cashflow

1 Capital Allocation Priority

- Business Reinvestment
- Dividend

2 Capital Allocation Priority
Dynamic Allocation

- M&A
- Share Buybacks
- Debt Reduction

Source: Company Financials and Information.

Advancing Automation and Agility Initiative

1. Digitize and automate
2. Optimize procurement and manufacturing
3. Capture capability synergies across segments
4. Accelerate capability investments in innovation, R&D, and planning
5. Increase organizational effectiveness



Expected Program Net Savings
$100M
SG&A
90%
Supply Chain
2024E
$300M
70%
Run Rate 2026+
$300M
5% Salty
5% International
40%
Corporate
50%
NAC
Breakdown

Today's Agenda

Welcome

Items of Business

Business Review

Question and Answer

Voting Results

Q&A

HERSHEY

Today's Agenda

Welcome

Items of Business

Business Review

Question and Answer

Voting Results

GAAP Reconciliations

HERSHEY

Reconciliation of GAAP and Non-GAAP Information

Organic, Constant Currency Net Sales Growth

Reconciliation of GAAP and Non-GAAP Information

For the year ended December 31,	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023
Components of Net Sales Growth										
Percentage Change as Reported	3.9%	-0.5%	0.7%	1.0%	3.7%	2.5%	2.0%	10.1%	16.1%	7.2%
Impact of Foreign Currency Exchange	-0.7%	-1.6%	-0.7%	0.2%	-0.2%	-0.3%	-0.5%	0.4%	-0.2%	0.2%
Impact of Acquisitions/Divestitures	0.8%	1.0%	0.6%	0.3%	3.6%	1.0%	0.5%	1.0%	4.3%	0.0%
Percentage Change on Organic Constant Currency Basis	3.9%	0.1%	0.8%	0.5%	0.3%	1.8%	2.0%	8.7%	12.0%	7.0%

Reconciliation of GAAP and Non-GAAP Information

Year-ending: December 31, 2023

In Millions of Dollars Except Per Share Amounts	Gross Profit	Operating Profit	Interest-Expense, Net	Net Income	Income Per Share-Diluted
GAAP results	$ 4,997.8	$2,560.9	$151.8	$1,861.8	$9.06
Adjustments:					
Derivative mark-to-market losses	58.9	58.9	-	48.7	0.29
Business realignment activities	0.5	3.4	-	2.7	0.01
Acquisition and integration-related activities	(1.7)	75.9	-	57.6	0.37
Other miscellaneous losses	-	-	-	-	-
Tax effect of all adjustments reflected above	-	-	-	-	(0.14)
Non-GAAP results	$5,055.5	$2,699.1	$151.8	$1,970.8	$9.59

Reconciliation of GAAP and Non-GAAP Information

Year-ending: December 31, 2022

In Millions of Dollars Except Per Share Amounts	Gross Profit	Operating Profit	Interest-Expense, Net	Net Income	Income Per Share-Diluted
GAAP results	$ 4,498.8	$ 2,260.8	$ 137.6	$ 1,644.8	$ 7.96
Adjustments:					
Derivative mark-to-market losses	78.8	78.2	-	64.7	0.38
Business realignment activities	-	4.4	-	3.3	0.02
Acquisition and integration-related activities	4.0	48.5	-	37.0	0.24
Other miscellaneous losses	-	13.6	-	10.3	0.07
Tax effect of all adjustments reflected above	-	-	-	-	(0.15)
Non-GAAP results	$ 4,581.6	$ 2,405.4	$ 137.6	$ 1,760.1	$ 8.52

HERSHEY

Reconciliation of GAAP and Non-GAAP Information

Year-ending: December 31, 2021

In Millions of Dollars Except Per Share Amounts	Gross Profit	Operating Profit	Interest-Expense, Net	Net Income	Income Per Share-Diluted
GAAP results	$4,048.6	$2,043.7	$127.4	$1,477.5	$7.11
Adjustments:					
Derivative mark-to-market gains	(24.4)	(24.4)	-	(15.2)	(0.12)
Business realignment activities	5.2	16.6	-	13.5	0.09
Acquisition and integration-related activities	2.7	33.1	-	25.5	0.16
Noncontrolling interest share of business realignment and impairment charges	-	-	-	5.3	0.03
Other miscellaneous benefits	-	(15.2)	-	(13.7)	(0.07)
Tax effect of all adjustments reflected above	-	-	-	-	(0.01)
Non-GAAP results	$4,032.1	$2,053.9	$127.4	$1,492.8	$7.19

Reconciliation of GAAP and Non-GAAP Information

Year-ending: December 31, 2020

In Millions of Dollars Except Per Share Amounts	Gross Profit	Operating Profit	Interest-Expense, Net	Net Income	Income Per Share-Diluted
GAAP results	$ 3,701.3	$ 1,782.7	$ 149.4	$ 1,278.7	$ 6.11
Adjustments:					
Derivative mark-to-market losses	6.4	6.4	-	5.1	0.03
Business realignment activities	2.2	31.5	-	24.0	0.15
Acquisition-related costs	-	3.6	-	2.8	0.03
Pension settlement charges relating to Company-directed initiatives	-	-	-	2.6	0.02
Long-lived asset impairment charges	-	9.1	-	8.8	0.04
Noncontrolling interest share of business realignment and impairment charges	-	-	-	(3.4)	(0.02)
Other miscellaneous benefits	-	(3.2)	-	(2.4)	(0.01)
Tax effect of all adjustments reflected above	-	-	-	-	(0.06)
Non-GAAP results	$ 3,709.9	$ 1,830.2	$ 149.4	$ 1,316.2	$ 6.29

Reconciliation of GAAP and Non-GAAP Information

Year-ending: December 31, 2019

In Millions of Dollars Except Per Share Amounts	Gross Profit	Operating Profit	Interest-Expense, Net	Net Income	Income Per Share-Diluted
GAAP results	$ 3,622.5	$ 1,596.0	$ 144.1	$ 1,149.7	$ 5.46
Adjustments:					
Derivative mark-to-market gains	(28.7)	(28.7)	-	(25.2)	(0.14)
Business realignment activities	-	9.2	-	7.3	0.04
Acquisition-related costs	2.0	10.2	-	7.7	0.05
Pension settlement charges relating to Company-directed initiatives	-	-	-	1.8	0.01
Long-lived and intangible asset impairment charges	-	112.5	-	88.5	0.53
Noncontrolling interest share of business realignment and impairment charges	-	-	-	(2.8)	(0.01)
Gain on sale of other assets	-	(11.3)	-	(8.5)	(0.05)
Tax effect of all adjustments reflected above	-	-	-	-	(0.11)
Non-GAAP results	$ 3,595.8	$ 1,687.9	$ 144.1	$ 1,218.4	$ 5.78

Reconciliation of GAAP and Non-GAAP Information

Year-ending: December 31, 2018

In Millions of Dollars Except Per Share Amounts	Gross Profit	Operating Profit	Interest-Expense, Net	Net Income	Income Per Share-Diluted
GAAP results	$ 3,575.3	$ 1,623.7	$ 138.8	$ 1,177.6	$ 5.58
Adjustments:					
Derivative mark-to-market gains	(168.3)	(168.3)	-	(152.5)	(0.80)
Business realignment activities	11.3	51.8	-	38.9	0.25
Acquisition-related costs	6.2	44.8	-	35.7	0.21
Pension settlement charges relating to Company-directed initiatives	-	-	-	4.1	0.03
Long-lived and intangible asset impairment charges	-	57.7	-	41.9	0.27
Impact of U.S. tax reform	-	-	-	(7.8)	-
Noncontrolling interest share of business realignment and impairment charges	-	-	-	(6.3)	(0.03)
Gain on sale of licensing rights	-	(2.7)	-	(1.5)	(0.01)
Tax effect of all adjustments reflected above	-	-	-	-	(0.14)
Non-GAAP results	$ 3,424.6	$ 1,607.1	$ 138.8	$ 1,130.1	$ 5.36

Reconciliation of GAAP and Non-GAAP Information

Year-ending: December 31, 2017

In Millions of Dollars Except Per Share Amounts	Gross Profit	Operating Profit	Interest-Expense, Net	Net Income	Income Per Share-Diluted
GAAP results	$ 3,455.4	$ 1,313.4	$ 98.3	$ 783.0	$ 3.66
Adjustments:					
Derivative mark-to-market gains	(35.3)	(35.3)	–	(30.5)	(0.16)
Business realignment activities	5.1	69.4	–	51.0	0.33
Acquisition-related costs	–	0.3	–	0.2	–
Pension settlement charges relating to Company-directed initiatives	–	–	–	6.8	0.05
Long-lived and intangible asset impairment charges	–	208.7	–	185.4	0.98
Impact of U.S. tax reform	–	–	–	32.5	–
Noncontrolling interest share of business realignment and impairment charges	–	–	–	(26.8)	(0.13)
Tax effect of all adjustments reflected above	–	–	–	–	(0.04)
Non-GAAP results	$ 3,425.2	$ 1,556.5	$ 98.3	$ 1,001.5	$ 4.69

Reconciliation of GAAP and Non-GAAP Information

Year-ending: December 31, 2016

In Millions of Dollars Except Per Share Amounts	Gross Profit	Operating Profit	Interest-Expense, Net	Net Income	Income Per Share-Diluted
GAAP results	$ 3,169.5	$1,255.2	$90.1	$720.0	$3.34
Adjustments:					
Derivative mark-to-market gains	163.2	163.2	-	142.7	0.76
Acquisition and integration costs	-	6.5	-	4.0	0.03
Business realignment activities	58.1	93.9	-	79.9	0.43
Pension settlement charges relating to Company-directed initiatives	-	-	-	8.5	0.06
Goodwill and other intangible asset impairment	-	4.2	-	3.0	0.02
Settlement of Shanghai Golden Monkey Liability	-	-	-	(26.7)	(0.12)
Tax effect of all adjustments reflected above	-	-	-	-	(0.19)
Non-GAAP results	$ 3,390.9	$1,523.0	$90.1	$931.6	$4.33

Reconciliation of GAAP and Non-GAAP Information

Year-ending: December 31, 2015

In Millions of Dollars Except Per Share Amounts	Gross Profit	Operating Profit	Interest-Expense, Net	Net Income	Income Per Share-Diluted
GAAP results	$ 3,386.6	$1,075.8	$105.8	$513.0	$2.32
Adjustments:					
Acquisition and integration costs	7.3	20.9	1.6	14.2	0.05
Business realignment activities	8.8	110.8	-	73.0	0.33
Pension settlement charges relating to Company-directed initiatives	-	-	-	6.3	0.03
Goodwill and other intangible asset impairment	-	280.8	-	280.8	1.28
Loss on early extinguishment of debt	-	-	28.3	17.6	0.09
Gain on sale of trademark	-	-	-	(6.3)	(0.03)
Non-GAAP results	$3,402.7	$1,488.3	$135.7	$898.6	$4.07

Reconciliation of GAAP and Non-GAAP Information

Year-ending: December 31, 2014

In Millions of Dollars Except Per Share Amounts	Gross Profit	Operating Profit	Interest-Expense, Net	Net Income	Income Per Share-Diluted
GAAP results	$ 3,336.2	$1,392.3	$(83.5)	$846.9	$3.77
Adjustments:					
Acquisition and integration costs	-	14.9	(1.6)	10.3	0.05
Business realignment, including PNC	1.6	12.0	-	8.3	0.33
NSRPE(1)	(2.7)	(1.8)	-	(1.3)	(0.01)
India impairment	-	15.9	-	14.3	0.06
Loss on anticipated Mauna Loa divestiture	-	22.2	-	17.4	0.08
Non-GAAP results	$3,335.1	$1,455.5	$(85.1)	$895.9	$3.98

Reconciliation of GAAP and Non-GAAP Information

Year-ending: December 31, 2013

In Millions of Dollars Except Per Share Amounts	Gross Profit	Operating Profit	Interest-Expense, Net	Net Income	Income Per Share-Diluted
GAAP results	$ 3,280.8	$1,338.1	$(88.4)	$820.5	$3.61
Adjustments:					
Acquisition and integration costs	0.3	4.0	-	5.4	0.03
Business realignment, including PNC	0.4	19.1	-	11.8	0.05
NSRPE(1)	5.4	10.9	-	6.6	0.03
Non-GAAP results	$3,286.9	$1,372.1	$(88.4)	$844.3	$3.72